                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 24, 1998


                          Discover Card Master Trust I
              ---------------------------------------------------
               (Exact name of registrant as specified in charter)





       Delaware             0-23108               51-0020270
     -------------        ------------        -------------------
       (State of          (Commission            (IRS Employer
     Organization)        File Number)        Identification No.)




c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                            19720
----------------------------------------        -----
(Address of principal executive offices)      (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report:  Not Applicable
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Item 5. Other Events

     Series 1998-6. On July 24, 1998, the registrant made available to investors a prospectus supplement, dated July 23, 1998, and prospectus, dated July 23, 1998, with respect to the issuance of $500,000,000 aggregate principal amount of Series 1998-6 5.85% Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 1998-6 6.05% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, to be dated as of July 30, 1998, for Series 1998-6 between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus supplement is attached as Exhibit 99.1.



Item 7.       Exhibits
              ---------

Exhibit No.   Description
------------  ------------

Exhibit 99.1 Prospectus Supplement dated July 23, 1998 with respect to the 5.85% Class A Credit Card Pass-Through Certificates and the 6.05% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-6.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Discover Card Master Trust I
                                   (Registrant)




                                   By:  Greenwood Trust Company
                                        (Originator of the Trust)

                                     By: /s/ John J. Coane
                                         ---------------------------------
                                         John J. Coane
                                         Vice President, Director of Accounting
                                         and Treasurer

Date: July 24, 1998




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                               INDEX TO EXHIBITS

Exhibit       Description                                   Page
--------     -------------                                 ------

99.1          Prospectus Supplement dated July 23, 1998      5
              with respect to the 5.85% Class A Credit
              Card Pass-Through Certificates and the
              6.05% Class B Credit Card Pass-Through
              Certificates of Discover Card Master
              Trust I, Series 1998-6.





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